                                                                   Exhibit 99.1

2nd Quarter Report                                                           UB

                                 June 30, 2007

                             Union Bankshares, Inc.
                             ----------------------
                             Amex: UNB

[Photo]
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2nd Quarter Report - June 30, 2007                       Union Bankshares, Inc.
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Consolidated Balance Sheets (unaudited)

ASSETS                                           June 30, 2007    June 30, 2006
Cash and Due from Banks                           $ 12,199,707     $ 12,072,321
Federal Funds Sold & Overnight Deposits              5,064,146           19,694
Interst Bearing Deposits in Banks                   10,438,538        6,707,997
Investment Securities Available-for-Sale            26,682,008       23,860,764
Loans Held for Sale                                  3,165,872        1,734,429
Loans, net                                         303,274,447      305,737,290
Reserve for Loan Losses                             (3,326,059)      (3,234,584)
Premises and Equipment, net                          6,073,165        6,117,212
Other Real Estate Owned                                437,546          100,819
Accrued Interest & Other Assets                     11,690,403        9,584,513
                                                  ------------     ------------
    Total Assets                                  $375,699,773     $362,700,455
                                                  ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest Bearing Deposits                      $ 46,943,665     $ 46,627,113
Interest Bearing Deposits                          261,921,576      250,107,120
Borrowed Funds                                      18,921,691       20,340,116
Accrued Interest & Other Liabilities                 6,216,885        3,687,575
Common Stock                                         9,837,222        9,837,222
Paid in Capital                                        154,663          145,038
Retained Earnings                                   35,385,803       34,406,088
Accumulated Other Comprehensive Loss                (1,174,902)        (370,802)
Treasury Stock at Cost                              (2,506,830)      (2,079,015)
                                                  ------------     ------------
    Total Liabilities and Shareholders' Equity    $375,699,773     $362,700,455
                                                  ============     ============

Consolidated Statements of Income (unaudited)

                                        6/30/2007     6/30/2006      6/30/2007      6/30/2006
                                           (3 months ended)             (6 months ended)

Interest Income                        $6,475,764    $6,245,475    $12,863,758     $12,170,950
Interest Expense                        2,059,004     1,609,971      4,033,618       3,056,837
  Net Interest Income                   4,416,760     4,635,504      8,830,140       9,114,113
  Provision for Loan Losses                     0       105,000         45,000         150,000
                                       ----------    ----------    -----------     -----------
    Net Interest Income after
     Provision for Loan Losses          4,416,760     4,530,504      8,785,140       8,964,113

Trust Income                               83,230        73,815        167,025         144,574
Noninterest Income                      1,042,669       929,048      1,903,271       1,804,799
Noninterest Expenses:
  Salaries & Wages                      1,549,397     1,511,133      3,126,971       3,005,078
  Pension & Employee Benefits             520,144       552,332      1,180,357       1,129,166
  Occupancy Expense, net                  214,038       195,296        434,505         400,479
  Equipment Expense                       281,724       263,145        543,459         517,573
  Other Expenses                          988,961       928,928      1,936,969       1,795,607
                                       ----------    ----------    -----------     -----------
         Total                          3,554,264     3,450,834      7,222,261       6,847,903
                                       ----------    ----------    -----------     -----------
Income before Taxes                     1,990,636     2,082,533      3,633,175       4,065,583
Income Tax Expense                        504,747       548,462        912,660       1,058,395
                                       ----------    ----------    -----------     -----------
Net Income                             $1,485,889    $1,534,071    $ 2,720,515     $ 3,007,188
                                       ==========    ==========    ===========     ===========

Earnings per Share                          $0.33         $0.34          $0.60           $0.66
Book Value per Share                                                     $9.22           $9.24


Standby letters of credit were $960,000 and $1,757,000 at June 30, 2007 and 2006, respectively.

Directors UNION BANKSHARES, INC
Richard C. Sargent, Chairman            Franklin G. Hovey II
Cynthia D. Borck                        Richard C. Marron
Steven J. Bourgeois                     Robert P. Rollins
Kenneth D. Gibbons                      John H. Steel

Directors UNION BANK
Richard C. Sargent, Chairman            Franklin G. Hovey II
Cynthia D. Borck                        Richard C. Marron
Steven J. Bourgeois                     Robert P. Rollins
Kenneth D. Gibbons                      John H. Steel
                                        Schuyler W. Sweet

Officers UNION BANKSHARES, INC.
Richard C. Sargent                      Chairman
Cynthia D. Borck                        Vice President
Kenneth D. Gibbons                      President & CEO
Marsha A. Mongeon                       Vice President/Treasurer
Robert P. Rollins                       Secretary
JoAnn A. Tallman                        Assistant Secretary

Advisory Board ST. JOHNSBURY
Cynthia D. Borck                        Kirk Dwyer
J.R. Alexis Clouatre                    Kenneth D. Gibbons
Dwight A. Davis                         Franklin G. Hovey II

Advisory Board LITTLETON
Judy F. Aydelott                        Schuyler W. Sweet
Stanley T. Fillion                      Norrine A. Williams


Officers UNION BANK

Stacey M. Belanger         Assistant Treasurer             Fairfax
Rhonda L. Bennett          Vice President                  Morrisville
John T. Booth, Jr.         Finance Officer                 Morrisville
Cynthia D. Borck           Executive Vice President        Morrisville
Stacey L.B. Chase          Assistant Treasurer             Morrisville
Jeffrey G. Coslett         Vice President                  Morrisville
Michael C. Curtis          Vice President                  St. Albans
Peter J. Eley              Senior Vice President           Morrisville
Fern C. Farmer             Assistant Vice President        Morrisville
Kenneth D. Gibbons         President & CEO                 Morrisville
Don D. Goodhue             Information Systems Officer     Morrisville
Lorraine M. Gordon         Assistant Vice President        Morrisville
Melissa A. Greene          Assistant Treasurer             Hardwick
Karyn J. Hale              Assistant Treasurer             Morrisville
Claire A. Hindes           Assistant Vice President        Morrisville
Patricia N. Hogan          Vice President                  Morrisville
Tracey D. Holbrook         Vice President                  St. Johnsbury
Lynne P. Jewett            Assistant Treasurer             Morrisville
Peter R. Jones             Vice President                  Morrisville
Stephen H. Kendall         Vice President                  Morrisville

Officers UNION BANK (continued)

Susan O. Laferriere        Vice President                  St. Johnsbury
Dennis J. Lamothe          Vice President                  St. Johnsbury
Susan F. Lassiter          Vice President                  Jeffersonville
Robert L. Miller           Trust Officer                   St. Johnsbury
Marsha A. Mongeon          Senior Vice President & CFO     Morrisville
Mildred R. Nelson          Vice President                  Littleton
Karen Carlson Noyes        Assistant Vice President        Morrisville
Barbara A. Olden           Vice President                  St. Johnsbury Ctr.
Deborah J. Partlow         Trust Officer                   Morrisville
Bradley S. Prior           Assistant Treasurer             Morrisville
Colleen D. Putvain         Assistant Treasurer             Morrisville
Craig S. Provost           Assistant Vice President        Stowe
Suzanne L. Roberts         Vice President                  Lyndonville
Robert P. Rollins          Secretary                       Morrisville
Ruth P. Schwartz           Vice President                  Morrisville
Robyn A. Sheltra           Assistant Vice President        Stowe
David S. Silverman         Senior Vice President           Morrisville
JoAnn A. Tallman           Assistant Secretary             Morrisville
Alycia R. Vosinek          Commercial Loan Officer         Littleton
Francis E. Welch           Assistant Vice President        Morrisville


                        For more Company information, please visit Union Bank's
                                              web pages at www.unionbankvt.com.

Union Bankshares, Inc.
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Dear Shareholder:                                                 July 26, 2007

We are half way through 2007 which, thus far, has been challenging in a few areas. The most notable is a shift by depositors from short-term, low interest rate accounts to longer term deposits paying considerably higher rates. Until 2007, many depositors remained "liquid" while waiting for rates to climb. Rates are now up and this is confirmed by a 28% increase in interest expense the second quarter of this year versus last.

While deposits have increased, loan volume has remained relatively flat as the refinancing frenzy of the prior three years has decreased substantially. Fortunately, we have recently experienced an increase in loan requests and are hopeful volumes for the third and fourth quarters improve over the first six months. Typically the third and fourth quarters are the strongest from both a growth and earnings perspective and we anticipate this year to be the same.

While other expenses have increased, mainly due to some one-time planning related costs, noninterest income increased substantially. Revenue from ATM/debit cards, merchant services, service charges and trust department income all improved, helping to soften the reduction in net interest income.

In June, the Union Bankshares Board of Directors elected Schuyler Sweet of Littleton, NH a director of Union Bank. The Littleton market continues to grow and our new branch (opened in March 2006) is growing with it. Mr. Sweet is very involved in community activities, owns a leasing company and holds real estate investments. His familiarity with the community has proven invaluable as a member of our Littleton Advisory Board for the past two years.

The success of the conversion of our Littleton operation from a loan production office, opened in 2001, to a full service branch in March of 2006 worked well. With this process in mind, we opened a loan production office in St. Albans in January 2005 to test the waters. This effort has been quite successful in attracting loan customers to the point where we will be applying to the State and FDIC to establish a full service branch on Route 104, directly across from the Collins-Perley Sports Center, in St. Albans. If all goes as planned, we anticipate an early spring 2008 opening. Franklin County has been experiencing strong population and economic growth and we believe offers opportunity to further expand our franchise.

On the technology side, we have been implementing the improvements identified in the Information Technology Plan approved last year. Our IT staff has been diligently contracting for and installing improved security systems on our network, internal and external email, and encryption technology for external email. Although time consuming and expensive, these improvements are very necessary in this age of computer technology utilization.

Enclosed is your dividend check or advice of deposit, representing a dividend of $.28 to shareholders of record on July 23, 2007. If you would like to have your dividends deposited directly into an account with us, or another financial institution, and have not already signed up, please contact JoAnn Tallman at
(802) 888-6600 to receive an authorization form.

Sincerely,


/s/ Richard C. Sargent                             /s/ Kenneth D. Gibbons
    Richard C. Sargent                                 Kenneth D. Gibbons
    Chairman                                           President & CEO
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Union Bankshares, Inc.
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Shareholder Assistance
and Investor Information

If you need assistance with a change in registration of certificates, combining your certificates into one, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:


Corporate Name:       Union Bankshares, Inc.

Transfer Agent:       Union Bank
                      P.O. Box 667
                      Morrisville, VT 05661-0667

Phone:                802.888.6600

Fax:                  802.888.4921

E-mail:               ubexec@unionbankvt.com

American Stock Exchange
Ticker Symbol:        UNB


Union Bank Offices

Fairfax                       Littleton, NH                 St. Albans Loan Ctr
Jct. Rtes. 104 & 128*         263 Dells Road*               120 North Main St.
802.849.2600                  603.444.7136                  802.524.9000

Hardwick                      Lyndonville                   St. Johnsbury
103 VT Rte. 15*               183 Depot St.*                364 Railroad St.*
802.472.8100                  802.626.3100                  802.748.3131

Hyde Park                     Morrisville                   St. Johnsbury
250 Main St.                  20 Lower Main St.*            325 Portland St.*
802.888.6880                  802.888.6600                  802.748.3121

Jeffersonville                65 Northgate Plaza*           St. Johnsbury Ctr.
44 Main St.*                  Route 100                     Green Mtn. Mall*
802.644.6600                  802.888.6860                  1998 Memorial Dr.
                                                            802.748.2454
Johnson                       Stowe
198 Lower Main St.*           47 Park St.*                  *ATMs at
802.635.6600                  802.253.6600                  these branches


UB0120 1ST QUARTER REPORT - 04.2007